UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 12, 2025

Valaris Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-08097	98-1589854
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House, 2 Church Street
Hamilton, Bermuda HM 11
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Shares	VAL	New York Stock Exchange
Warrants to purchase Common Shares	VAL WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) Valaris Limited (the "Company") held its 2025 Annual General Meeting of Shareholders in Bermuda on June 12, 2025.
(b) There were 71,041,023 shares entitled to vote at the meeting based on the April 15, 2025 record date, of which 58,550,495 shares, or 82.41%, were present and voting in person or by proxy. The following matters, detailed descriptions of which are contained in the 2025 Proxy Statement, were voted on at the meeting:

(1) To elect each of the following Directors to serve until the next Annual General Meeting of Shareholders or until their respective offices are otherwise vacated in accordance with the bye-laws of the Company:

a. Elizabeth D. Leykum
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
47,762,742	503,879	26,960	10,256,914

b. Anton Dibowitz
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
48,220,670	47,768	25,143	10,256,914

c. Dick Fagerstal
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
48,224,054	43,446	26,081	10,256,914

d. Joseph Goldschmid
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
46,677,540	1,590,076	25,965	10,256,914

e. Catherine J. Hughes
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
46,976,413	1,290,092	27,076	10,256,914

f. Kristian Johansen
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
43,990,158	4,274,399	29,024	10,256,914

(2) To approve on an advisory, non-binding basis the compensation of the Company's named executive officers:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
45,268,307	2,256,640	768,634	10,256,914

(3) To approve the appointment of KPMG LLP as the Company's independent registered public accounting firm until the close of the next Annual General Meeting of Shareholders and to authorize the Company's board of directors, acting through the Audit Committee, to determine KPMG LLP's remuneration:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
54,404,378	4,080,728	65,389	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valaris Limited

Date: June 13, 2025	/s/ Davor Vukadin
Davor Vukadin
Senior Vice President and General Counsel